UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2026
Date of Report (Date of earliest event reported)

Iris Acquisition Corp II

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-43095	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

OT 09-31 Central Park Towers Offices Dubai International Financial Centre PO Box 941641 Dubai, United Arab Emirates	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +971-4-3966949

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IRABU	NYSE
Class A ordinary shares, par value $0.0001 per share	IRAB	NYSE
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IRABW	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 30, 2026, the registration statement on Form S-1 (File No. 333-289214) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Iris Acquisition Corp II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

On February 4, 2026, the Company consummated its IPO, which consisted of 16,850,000 units (including 1,850,000 units issued pursuant to the underwriter’s partial exercise of the over-allotment option) (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $168,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements, filed with the SEC:

●	Underwriting Agreement, dated February 2, 2026, by and between Iris Acquisition Corp II and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC , as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	Warrant Agreement, dated as of February 2, 2026, by and between Iris Acquisition Corp II and Odyssey Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference;

●	Letter Agreement, dated February 2, 2026, by and among Iris Acquisition Corp II, Iris Acquisition Holdings II LLC, the initial shareholders and the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference;

●	Investment Management Trust Agreement, dated as of February 2, 2026, by and between Iris Acquisition Corp II and Odyssey Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference;

●	Registration Rights Agreement, dated as of February 2, 2026, by and among Iris Acquisition Corp II and certain security holders of the Company, a copy of which is attached as Exhibit 10.3 and incorporated herein by reference;

●	Private Units Subscription Agreement, dated February 2, 2026, by and between Iris Acquisition Corp II and Iris Acquisition Holdings II LLC, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference;

●	Private Units Subscription Agreement, dated February 2, 2026, by and between Iris Acquisition Corp II and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC , a copy of which is attached as Exhibit 10.5 and incorporated herein by reference;

●	Indemnity Agreement, dated as of February 2, 2026, by and among Iris Acquisition Corp II and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference; and

●	Administrative Services Agreement, dated February 2, 2026, by and between Iris Acquisition Corp II and Iris Acquisition Holdings II LLC, a copy of which is attached as Exhibit 10.7 and incorporated herein by reference.

As of February 4, 2026, a total of $168,500,000 of the net proceeds from the IPO and the Private Placement (as defined below), was deposited in a trust account established for the benefit of the Company’s public shareholders.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 438,000 units (the “Private Units”), comprised of 251,000 private placement units to the Sponsor, at a price of $10.00 per Private Unit, and 187,000 private placement units to the Underwriter, generating total proceeds of $4,380,000. Each Private Unit consists of one Class A Ordinary Share and one-half of one redeemable Warrant, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment).

The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions, as described in the Registration Statement. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units and the underlying securities.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act, as the transaction did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 2, 2026, the following individuals were appointed to the board of directors (the “Board”) of the Company: Manish Shah, Janine Yorio, Allen Wang and Robert Henry. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

On February 2, 2026, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an Indemnity Agreement with the Company filed, respectively, as Exhibits 10.1 and 10.6, herewith.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 2, 2026, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On February 2, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 2, 2026, by and between Iris Acquisition Corp II and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC , as representative of the underwriters
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement, dated as of February 2, 2026, by and between Iris Acquisition Corp II and Odyssey Transfer & Trust Company, as warrant agent
10.1	Letter Agreement, dated February 2, 2026, by and among the, Iris Acquisition Corp II, the initial shareholders and the officers and directors of the Company
10.2	Investment Management Trust Agreement, dated as of February 2, 2026, by and between the Iris Acquisition Corp II and Odyssey Transfer & Trust Company, as trustee
10.3	Registration Rights Agreement, dated as of February 2, 2026, by and among the Iris Acquisition Corp II and certain security holders of the Company
10.4	Private Units Subscription Agreement, dated February 2, 2026, by and between Iris Acquisition Corp II and Iris Acquisition Holdings II LLC
10.5	Private Units Subscription Agreement, dated February 2, 2026, by and between Iris Acquisition Corp II and the Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC , a copy of which is attached as Exhibit 10.5 and incorporated herein by reference;
10.6	Indemnity Agreement, dated as of February 2, 2026, by and between Iris Acquisition Corp II and each of the officers and directors of the Company
10.7	Administrative Services Agreement, dated February 2, 2026, by and between the Iris Acquisition Corp II and Iris Acquisition Holdings II LLC
99.1	Press Release Dated February 2, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2026

Iris Acquisition Corp II

	By:	/s/ Sumit Mehta
	Name:	Sumit Mehta
	Title:	Chief Executive Officer

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